UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2004

Cost Plus, Inc.

(Exact name of registrant as specified in its charter)

California	0-14970	94-1067973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fourth Street, Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 893-7300

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c	)	List of Exhibits

		Exhibit 99.1	Press Release of Cost Plus, Inc. dated February 5, 2004 furnished (and not filed) pursuant to Item 12 of Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 5, 2004, Cost Plus, Inc. issued a press release regarding its fourth quarter and fiscal year sales and same store sales data in which it also revised earnings guidance for the fourth quarter and fiscal year. A copy of the press release is furnished (and shall not be deemed filed) in accordance with the General Instructions to Form 8-K as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cost Plus, Inc.

Date: February 5, 2004	By:	/s/ JOHN J. LUTTRELL
John J. Luttrell Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release of Cost Plus, Inc. dated February 5, 2004 furnished (and not filed) pursuant to Item 12 of Form 8-K.